UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 7, 2005


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             Delaware               1-10545                 13-3355897
         (State or Other        (Commission File          (IRS Employer
         Jurisdiction of             Number)              Identification
          Incorporation)                                      Number)


              80 Pine Street, New York, New York              10005
           (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 7  Regulation FD

Item 7.01  Regulation FD Disclosure

           On December 7, 2005, Transatlantic Holdings, Inc. issued a press release announcing that it had priced a registered offering of $750,000,000 aggregate principal amount of its 5.75% senior notes due 2015 (the "Notes"). The Notes are being sold at a discount of 0.488% from face value. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

           The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRANSATLANTIC HOLDINGS, INC.
                                                (Registrant)

Date: December 7, 2005
                                         By: /s/ STEVEN S. SKALICKY
                                             -----------------------------------
                                             Name:   Steven S. Skalicky
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer



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Page 3

                                  Exhibit Index


Exhibit No.                                Description
-----------                                -----------

99.1               Press Release of Transatlantic Holdings, Inc. dated December
                   7, 2005